UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

March 14, 2006

Date of report (Date of earliest event reported)

Willow Grove Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	000-49706	80-0034942
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Welsh and Norristown Roads, Maple Glen, Pennsylvania		19002
(Address of principal executive offices)		(Zip Code)

(215) 646-5405
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is instended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                             Other Events

On March 14, 2006, Willow Grove Bancorp, Inc. (the “Company”) (NASDAQ: WGBC), the parent company of Willow Grove Bank, will be speaking to a group of institutional investors, high net worth individuals and analysts from leading brokerage firms in New York, NY. For further information, see the investor presentation attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01                                             Financial Statements and Exhibits

(a)          Not applicable

(b)         Not applicable

(c)          Not applicable

(d)         Exhibits

The following exhibit is filed herewith.

Exhibit	Description
99.1	Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Willow Grove Bancorp, Inc.

Date	03/14/06	By:	/s/ Joseph T. Crowley
Joseph T. Crowley
Chief Financial Officer